UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08059

Cohen & Steers Global Realty Shares, Inc.

(Exact name of Registrant as specified in charter)

1166 Avenue of the Americas, 30th Floor, New York, NY 10036

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, New York 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 832-3232

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2023. The total returns for Cohen & Steers Global Realty Shares, Inc. (the Fund) and its comparative benchmarks were:

	Six Months Ended December 31, 2023	Year Ended December 31, 2023
Cohen & Steers Global Realty Shares:
Class A	7.14%	10.41	%(a)
Class C	6.80%	9.71	%(a)
Class I	7.30%	10.73%
Class R	7.07%	10.25%
Class Z	7.33%	10.79%
FTSE EPRA Nareit Developed Real Estate Index—net(b)	8.56%	9.67%
S&P 500 Index(b)	8.04%	26.29%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, where applicable, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets.

(a)

The returns shown are based on NAVs calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the NAVs in accordance with accounting principles generally accepted in the United States of America (GAAP).

(b)

The FTSE EPRA Nareit Developed Real Estate Index—net is an unmanaged market-capitalization-weighted total return index, which consists of publicly traded equity real estate investment trusts (REITs) and listed property companies from developed markets and is net of dividend withholding taxes. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Market Review

Global real estate stocks posted strong gains in 2023 as inflationary pressures eased in various markets and as property fundamentals generally remained healthy. Interest rates played an outsized role in influencing share prices throughout the year, with the market focused on the potential timing and magnitude of central bank pivots following extensive monetary policy tightening. The U.S. 10-year Treasury yield fell to a low of 3.3% during the March banking crisis; it then rose steadily to 5.0% by October, only to fall back below 4.0% (ending the year where it began). Expectations rose that the Federal Reserve and the European Central Bank could start cutting benchmark lending rates in 2024.

Fund Performance

The Fund had a positive total return in the period and outperformed its benchmark (with the exception of the Class C shares, which performed in line).

In the U.S., real estate shares were bolstered by generally healthy real estate fundamentals and, toward year-end, optimism around a “soft landing” for the U.S. economy. Data centers surged, benefiting during the year from strength in cloud demand and the early innings of an expected multi-year tailwind from artificial intelligence (AI). Solid leasing activity and consumer resilience buoyed retail-oriented property types, including regional malls. Shopping center leasing remained strong as retailers continued to invest in high-quality brick-and-mortar locations. Single-family homes for rent benefited from favorable fundamentals and challenged affordability in the homes-for-sale market, which, in our view, supports attractive rent growth. Apartments trailed on weakened rent growth, with the previously strong Sunbelt region challenged by increased supply.

Certain U.S. sectors found favor in year-end’s more benign interest rate environment, despite decelerating fundamentals. Industrial outperformed on the prospect of an economic “soft landing.” But while rent growth in some U.S. cities appears to be stabilizing, other markets are still decelerating. Lower mortgage rates could lead to more housing transactions, driving demand for self storage space, though street rates for new storage customers may not yet have seen a bottom. Office REITs, where longer-term demand is uncertain, trailed. Our security selection in the U.S. was a significant contributor to relative performance, led by overweight investments in certain stocks in the health care, data centers and regional malls sectors.

Canadian real estate stocks had a modest gain; companies with office and retail assets were the most significant factors in the market’s underperformance. The Fund’s security selection in Canada detracted from relative returns, including the timing of our investments in a REIT with retail and condominium development exposure. Although company fundamentals were healthy, the stock was under pressure until late October due to a softening consumer backdrop and moderating development pipeline.

Germany, which is one of the more rate-sensitive markets, led the advance. Despite a sharp downturn in economic activity, Germany rose meaningfully as the market is dominated by residential companies—a property type that benefited from steady demand due to housing undersupply. Companies in the residential sector generally reported in line results against an emerging backdrop that asset value declines were slowing. The Fund’s security selection in Germany contributed to relative performance.

France and Spain benefited from strength in retail and office properties. Retail landlords gained on positive leasing momentum amid healthy consumer trends. The Fund’s overweight allocation and

COHEN & STEERS GLOBAL REALTY SHARES, INC.

security selection in France contributed to relative performance, as did our overweight in Spain. Sweden produced strong returns on expectations for lower interest rates, despite having one of the least favorable macro backdrops in the region. The Fund’s underweight allocation in Sweden detracted from relative performance. However, the negative effect of the underweight was partially offset by favorable stock selection in the country.

In the U.K., disappointing growth and persistent inflation led to expectations through the third quarter that the Bank of England would continue to aggressively raise rates before ending its rate-hiking cycle. However, the country modestly outperformed on the strength of industrial and diversified property owners amid steady tenant demand. Security selection and the timing of our allocations in the country hindered relative returns.

In Belgium, the industrial sector was a top-performing sector as demand for space reaccelerated in the fourth quarter, particularly in Eastern Europe. Companies with health care exposure declined in the year. The typically defensive sector struggled as one company was pressured due to its exposure to floating-rate debt in a rising rate environment. At the same time, another contended with a large tenant restructuring its Belgium activities. Nevertheless, health care landlords showed resilience in rent and occupancy growth despite the inherent risk of operators. The timing of the Fund’s investments in Belgium modestly aided relative returns but was offset by adverse security selection in the country.

Switzerland outperformed as low inflation, strong employment growth and a record influx of highly skilled workers during the first half of the year were supportive of real estate valuations and as the country was widely viewed as a “safe haven.” However, Switzerland’s relative strength waned in the fourth quarter as investors favored other markets as they embraced risk on an expected pivot in monetary policy. The Fund’s underweight allocation in Switzerland modestly hindered relative returns; we believed more attractive valuations were available elsewhere.

Japan benefited from strength among developers during the year on generally positive earnings results. Among J-REITs, hotels fared well while logistics companies trailed. The Fund’s security selection in Japan detracted from relative performance due partially to an overweight position in a poorly performing industrial REIT and the timing of our investment in a diversified property owner.

The interest-rate sensitive Australian listed real estate market ended the year modestly positive, led by diversified companies with residential sector exposure. Stock selection in Australia aided relative performance, including an out-of-index position in an industrial company that we favored for its proposition as an infill logistics developer and manager, as well as its value-accretive pivot into data centers.

Hong Kong significantly trailed amid China’s property and macroeconomic woes. China’s anticipated post-Covid economic reacceleration failed to materialize as expected. Though Hong Kong-listed real estate broadly declined, developers with strong balance sheets fared relatively well, while those with discretionary retail exposure trailed. The Fund’s overweight allocation to Hong Kong hindered relative performance. In Singapore, large-cap industrial REITs and data centers outperformed, while companies with China exposure trailed. Stock selection in Singapore detracted from the Fund’s relative performance, largely due to an overweight investment in a diversified developer that struggled on concerns about the company’s exposure to China amid weak economic data there.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Impact of Foreign Currency on Fund Performance

The currency impact of the Fund’s investments in foreign securities contributed to absolute performance during the period. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund’s investments denominated in foreign currencies are subject to foreign currency risk. Overall, other currencies appreciated against the U.S. dollar. Consequently, changes in the exchange rates between foreign currencies and the U.S. dollar were a modest tailwind for absolute returns.

Sincerely,

JON CHEIGH	WILLIAM LEUNG
Portfolio Manager	Portfolio Manager

ROGIER QUIRIJNS	JI ZHANG
Portfolio Manager	Portfolio Manager

JASON YABLON

Portfolio Manager

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment	Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment	Class R—Growth of a $10,000 Investment

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Performance Review (Unaudited)—(Continued)

Class Z—Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended December 31, 2023

	Class A Shares		Class C Shares		Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	5.45	%(a)	8.71	%(c)	—	—	—
1 Year (without sales charge)	10.41%		9.71%		10.73%	10.25%	10.79%
5 Years (with sales charge)	3.80	%(a)	4.09%		—	—	—
5 Years (without sales charge)	4.76%		4.09%		5.08%	4.61%	5.13%
10 Years (with sales charge)	4.54	%(a)	4.34%		—	—	—
10 Years (without sales charge)	5.02%		4.34%		5.36%	—	—
Since Inception (with sales charge)(d)	4.69	%(a)	4.26%		—	—	—
Since Inception (without sales charge)(d)	4.94%		4.26%		7.40%	4.70%	5.21%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Performance Review (Unaudited)—(Continued)

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2023 prospectus, supplemented on September 18, 2023 and December 13, 2023, were as follows: Class A—1.19% and 1.19%; Class C—1.84% and 1.84%; Class I—0.92% and 0.90%; Class R—1.34% and 1.34%; and Class Z—0.84% and 0.84%. Through June 30, 2025, the investment advisor contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.25% for Class A shares, 1.90% for Class C shares, 0.90% for Class I shares, 1.40% for Class R shares and 0.90% for Class Z shares. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

(a)	Reflects a 4.50% front-end sales charge.
(b)

The comparative indexes are not adjusted to reflect expenses or other fees that the U.S. Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund’s performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

(c)	Reflects a contingent deferred sales charge of 1.00%.
(d)	Inception dates: September 30, 2004 for Class A and C shares, May 8, 1997 for Class I shares and October 1, 2014 for Class R and Z shares.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023—December 31, 2023.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period(a) July 1, 2023— December 31, 2023
Class A
Actual (7.14% return)	$1,000.00	$1,071.40	$6.21
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.21	$6.06

Class C
Actual (6.80% return)	$1,000.00	$1,068.00	$9.59
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.93	$9.35

Class I
Actual (7.30% return)	$1,000.00	$1,073.00	$4.70
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.67	$4.58

Class R
Actual (7.07% return)	$1,000.00	$1,070.70	$6.99
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.45	$6.82

Class Z
Actual (7.33% return)	$1,000.00	$1,073.30	$4.39
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.97	$4.28

(a)

Expenses are equal to the Fund’s Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.19%, 1.84%, 0.90%, 1.34% and 0.84%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS GLOBAL REALTY SHARES, INC.

December 31, 2023

Top Ten Holdings(a)

(Unaudited)

Security	Value	% of Net Assets

Prologis, Inc.	$127,605,558	7.0
Welltower, Inc.	102,651,421	5.6
Invitation Homes, Inc.	95,328,206	5.2
Simon Property Group, Inc.	94,702,262	5.2
Digital Realty Trust, Inc.	77,518,484	4.2
Realty Income Corp.	75,164,273	4.1
Equinix, Inc.	72,655,842	4.0
Sun Communities, Inc.	53,568,657	2.9
Extra Space Storage, Inc.	44,240,498	2.4
VICI Properties, Inc.	41,484,392	2.3

(a)	Top ten holdings (excluding short-term investments) are determined on the basis of the value of individual securities held.

Country Breakdown

(Based on Net Assets)

(Unaudited)

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

December 31, 2023

		Shares	Value

COMMON STOCK—REAL ESTATE	98.8%
AUSTRALIA	4.5%
DIVERSIFIED	3.4%
Charter Hall Group		1,492,308	$12,243,878
GPT Group		4,703,755	14,872,936
Ingenia Communities Group		4,050,605	12,283,268
Stockland		7,207,836	21,857,422

			61,257,504

INDUSTRIALS	0.8%
Goodman Group		862,223	14,865,316

SELF STORAGE	0.3%
National Storage REIT		4,003,000	6,274,042

TOTAL AUSTRALIA			82,396,862

BELGIUM	1.5%
DIVERSIFIED	0.3%
Cofinimmo SA		80,858	6,373,393

HEALTH CARE	0.5%
Aedifica SA		121,769	8,556,273

INDUSTRIALS	0.7%
VGP NV		15,272	1,770,250
Warehouses De Pauw CVA		353,714	11,128,755

			12,899,005

TOTAL BELGIUM			27,828,671

CANADA	2.2%
INDUSTRIALS	0.5%
Dream Industrial Real Estate Investment Trust		855,680	9,014,975

RESIDENTIAL	1.7%
Boardwalk Real Estate Investment Trust		206,980	11,143,695
Canadian Apartment Properties REIT		534,713	19,692,838

			30,836,533

TOTAL CANADA			39,851,508

FRANCE	2.5%
INDUSTRIALS	0.3%
ARGAN SA		58,609	5,512,561

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2023

		Shares	Value

RETAIL	2.2%
Klepierre SA		682,294	$18,589,434
Unibail-Rodamco-Westfield(a)		291,219	21,514,195

			40,103,629

TOTAL FRANCE			45,616,190

GERMANY	2.8%
RESIDENTIAL
LEG Immobilien SE(a)		241,912	21,183,103
TAG Immobilien AG(a)		409,382	5,963,313
Vonovia SE		774,058	24,388,042

			51,534,458

HONG KONG	3.7%
DIVERSIFIED
CK Asset Holdings Ltd.		3,289,500	16,513,850
Link REIT		4,558,872	25,601,145

Sun Hung Kai Properties Ltd.		1,969,000	21,295,005
Swire Properties Ltd.		1,885,600	3,815,391

			67,225,391

JAPAN	9.6%
DIVERSIFIED	4.6%
Japan Metropolitan Fund Invest		7,432	5,371,069
Mitsui Fudosan Co. Ltd.		1,195,800	29,326,783
Nomura Real Estate Holdings, Inc.		695,000	18,281,950
Sumitomo Realty & Development Co. Ltd.		763,000	22,695,192
United Urban Investment Corp.		8,885	9,080,344

			84,755,338

HOTEL	0.8%
Invincible Investment Corp.		34,813	15,060,943

INDUSTRIALS	1.8%
Daiwa House REIT Investment Corp.		1,881	3,357,785
Mitsui Fudosan Logistics Park, Inc.		3,974	12,894,362
Nippon Prologis REIT, Inc.		8,282	15,941,382

			32,193,529

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2023

		Shares	Value

OFFICE	1.7%
Daiwa Office Investment Corp.		1,925	$9,078,900
Japan Prime Realty Investment Corp.		2,452	6,086,525
KDX Realty Investment Corp.		13,979	15,942,009

			31,107,434

RESIDENTIAL	0.7%
Advance Residence Investment Corp.		5,557	12,453,986

TOTAL JAPAN			175,571,230

NETHERLANDS	0.3%
RETAIL
Eurocommercial Properties NV		205,851	5,044,933

SINGAPORE	3.3%
DIVERSIFIED	1.6%
CapitaLand Integrated Commercial Trust		8,973,300	14,006,439
CapitaLand Investment Ltd.		6,195,300	14,833,982

			28,840,421

HEALTH CARE	0.6%
Parkway Life Real Estate Investment Trust		4,409,800	12,262,903

INDUSTRIALS	0.6%
Mapletree Logistics Trust		8,257,000	10,886,289

RETAIL	0.5%
Frasers Centrepoint Trust		5,062,900	8,669,941

TOTAL SINGAPORE			60,659,554

SPAIN	1.0%
DIVERSIFIED	0.4%
Merlin Properties Socimi SA		699,893	7,772,829

INFRASTRUCTURE	0.6%
Cellnex Telecom SA(b)		278,809	10,975,836

TOTAL SPAIN			18,748,665

SWEDEN	1.0%
DIVERSIFIED	0.6%
Fastighets AB Balder, Class B(a)		1,440,637	10,215,531

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2023

		Shares	Value

INDUSTRIALS	0.4%
Catena AB		157,214	$7,347,840

TOTAL SWEDEN			17,563,371

UNITED KINGDOM	4.1%
DIVERSIFIED	1.0%
Land Securities Group PLC		1,924,940	17,293,149

INDUSTRIALS	1.3%
Segro PLC		1,300,128	14,689,495
Tritax Big Box REIT PLC		4,371,432	9,411,186

			24,100,681

RESIDENTIAL	0.5%
Grainger PLC		1,351,215	4,553,831
UNITE Group PLC		375,154	4,992,305

			9,546,136

SELF STORAGE	1.3%
Big Yellow Group PLC		686,557	10,693,966
Safestore Holdings PLC		1,214,195	13,681,437

			24,375,403

TOTAL UNITED KINGDOM			75,315,369

UNITED STATES	62.3%
DATA CENTERS	8.2%
Digital Realty Trust, Inc.		576,003	77,518,484
Equinix, Inc.		90,212	72,655,842

			150,174,326

DIVERSIFIED	0.8%
WP Carey, Inc.		215,600	13,973,036

HEALTH CARE	7.3%
Healthcare Realty Trust, Inc.		1,671,783	28,804,821
Medical Properties Trust, Inc.		576,710	2,831,646
Welltower, Inc.		1,138,421	102,651,421

			134,287,888

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2023

		Shares	Value

HOTEL	1.1%
Boyd Gaming Corp.		165,013	$10,331,464
Host Hotels & Resorts, Inc.		459,232	8,941,247

			19,272,711

INDUSTRIALS	8.9%
Americold Realty Trust, Inc.		921,990	27,908,637
BG LLH, LLC (Lineage Logistics)(a)(c)		68,361	7,432,837
Prologis, Inc.		957,281	127,605,558

			162,947,032

INFRASTRUCTURE	2.3%
American Tower Corp.		53,655	11,583,042
SBA Communications Corp., Class A		121,651	30,861,642

			42,444,684

OFFICE	0.5%
Highwoods Properties, Inc.		369,894	8,492,766

RESIDENTIAL	13.3%
Camden Property Trust		168,123	16,692,933
Essex Property Trust, Inc.		138,084	34,236,547
Invitation Homes, Inc.		2,794,729	95,328,206
Mid-America Apartment Communities, Inc.		153,275	20,609,356
Sun Communities, Inc.		400,813	53,568,657
UDR, Inc.		574,946	22,014,682

			242,450,381

RETAIL	12.3%
Kimco Realty Corp.		1,854,253	39,514,131
Realty Income Corp.		1,309,026	75,164,273
Simon Property Group, Inc.		663,925	94,702,262
Spirit Realty Capital, Inc.		370,841	16,202,043

			225,582,709

SELF STORAGE	3.7%
Extra Space Storage, Inc.		275,934	44,240,498
Public Storage		78,018	23,795,490

			68,035,988

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2023

		Shares	Value

SPECIALTY	3.9%
Iron Mountain, Inc.		414,209	$28,986,346
VICI Properties, Inc.		1,301,267	41,484,392

			70,470,738

TOTAL UNITED STATES			1,138,132,259

TOTAL COMMON STOCK (Identified cost—$1,540,154,242)			1,805,488,461

SHORT-TERM INVESTMENTS	0.6%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 5.31%(d)		7,237,675	7,237,675
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.32%(d)		4,420,000	4,420,000

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$11,657,675)			11,657,675

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$1,551,811,917)	99.4%		1,817,146,136
OTHER ASSETS IN EXCESS OF LIABILITIES	0.6		10,367,740

NET ASSETS	100.0%		$1,827,513,876

Glossary of Portfolio Abbreviations

REIT	Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

(a)	Non-income producing security.
(b)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $10,975,836 which represents 0.6% of the net assets of the Fund, of which 0.0% are illiquid.

(c)

Restricted security. Aggregate holdings equal 0.4% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $4,200,781. Security value is determined based on significant unobservable inputs (Level 3).

(d)	Rate quoted represents the annualized seven-day yield.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2023

Sector Summary	% of Net Assets
Residential	19.0
Diversified	16.4
Industrials	15.3
Retail	15.3
Health Care	8.4
Data Centers	8.2
Self Storage	5.3
Specialty	3.9
Infrastructure	2.9
Office	2.2
Hotel	1.9
Other	1.2

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2023

ASSETS:
Investments in securities, at value (Identified cost—$1,551,811,917)	$1,817,146,136
Foreign currency, at value (Identified cost—$2,251,940)	2,277,828
Receivable for:
Dividends	7,957,738
Fund shares sold	4,002,110
Investment securities sold	705,405
Other assets	12,286

Total Assets	1,832,101,503

LIABILITIES:
Payable for:
Fund shares redeemed	2,115,916
Investment advisory fees	1,144,603
Investment securities purchased	764,528
Shareholder servicing fees	286,247
Administration fees	60,587
Distribution fees	2,495
Other liabilities	213,251

Total Liabilities	4,587,627

NET ASSETS	$1,827,513,876

NET ASSETS consist of:
Paid-in capital	$1,901,200,939
Total distributable earnings/(accumulated loss)	(73,687,063)

$1,827,513,876

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2023

CLASS A SHARES:
NET ASSETS	$61,583,149
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,190,233

Net asset value and redemption price per share	$51.74

Maximum offering price per share ($51.74 ÷ 0.955)(a)	$54.18

CLASS C SHARES:
NET ASSETS	$8,769,612
Shares issued and outstanding ($0.001 par value common stock outstanding)	170,189

Net asset value and offering price per share(b)	$51.53

CLASS I SHARES:
NET ASSETS	$1,582,547,603
Shares issued and outstanding ($0.001 par value common stock outstanding)	30,426,355

Net asset value, offering and redemption price per share	$52.01

CLASS R SHARES:
NET ASSETS	$1,425,208
Shares issued and outstanding ($0.001 par value common stock outstanding)	27,339

Net asset value, offering and redemption price per share	$52.13

CLASS Z SHARES:
NET ASSETS	$173,188,304
Shares issued and outstanding ($0.001 par value common stock outstanding)	3,328,951

Net asset value, offering and redemption price per share	$52.02

(a)	On investments of $100,000 or more, the offering price is reduced.
(b)	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2023

Investment Income:
Dividend income (net of $2,400,279 of foreign withholding tax)	$60,256,343

Expenses:
Investment advisory fees	13,286,913
Distribution fees—Class A	150,357
Distribution fees—Class C	66,104
Distribution fees—Class R	5,777
Shareholder servicing fees—Class A	60,143
Shareholder servicing fees—Class C	22,035
Shareholder servicing fees—Class I	1,126,704
Administration fees	852,483
Transfer agent fees and expenses	162,213
Shareholder reporting expenses	130,848
Custodian fees and expenses	116,699
Registration and filing fees	110,269
Professional fees	105,011
Directors’ fees and expenses	77,533
Miscellaneous	103,953

Total Expenses	16,377,042
Reduction of Expenses (See Note 2)	(250,554)

Net Expenses	16,126,488

Net Investment Income (Loss)	44,129,855

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	(108,620,395)
Foreign currency transactions	(49,770)

Net realized gain (loss)	(108,670,165)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	240,306,428
Foreign currency translations	35,361

Net change in unrealized appreciation (depreciation)	240,341,789

Net Realized and Unrealized Gain (Loss)	131,671,624

Net Increase (Decrease) in Net Assets Resulting from Operations	$175,801,479

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Change in Net Assets:
From Operations:
Net investment income (loss)	$44,129,855	$42,099,540
Net realized gain (loss)	(108,670,165)	(155,428,696)
Net change in unrealized appreciation (depreciation)	240,341,789	(479,761,537)

Net increase (decrease) in net assets resulting from operations	175,801,479	(593,090,693)

Distributions to Shareholders:
Class A	(1,411,172)	(1,091,460)
Class C	(149,682)	(86,164)
Class I	(40,799,766)	(31,824,532)
Class R	(27,872)	(14,968)
Class Z	(4,199,897)	(2,321,067)
Tax Return of Capital to Shareholders:
Class A	(195,609)	(734,983)
Class C	(28,821)	(95,584)
Class I	(5,028,816)	(16,568,307)
Class R	(3,749)	(11,742)
Class Z	(478,280)	(920,340)

Total distributions	(52,323,664)	(53,669,147)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	(83,161,528)	181,810,120

Total increase (decrease) in net assets	40,316,287	(464,949,720)
Net Assets:
Beginning of year	1,787,197,589	2,252,147,309

End of year	$1,827,513,876	$1,787,197,589

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended December 31,
Per Share Operating Data:	2023	2022	2021	2020	2019
Net asset value, beginning of year	$48.16	$66.13	$54.08	$56.86	$49.64

Income (loss) from investment operations:

Net investment income (loss)(a)	1.07	0.98	0.49	0.81	0.88
Net realized and unrealized gain (loss)	3.85	(17.66)	13.64	(2.45)	11.09

Total from investment operations	4.92	(16.68)	14.13	(1.64)	11.97

Less dividends and distributions to shareholders from:

Net investment income	(1.18)	(0.79)	(2.08)	(0.69)	(2.23)
Net realized gain	—	—	—	(0.45)	(2.52)
Tax return of capital	(0.16)	(0.50)	—	—	—

Total dividends and distributions to shareholders	(1.34)	(1.29)	(2.08)	(1.14)	(4.75)

Net increase (decrease) in net asset value	3.58	(17.97)	12.05	(2.78)	7.22

Net asset value, end of year	$51.74	$48.16	$66.13	$54.08	$56.86

Total return(b)(c)	10.39%	–25.30%	26.38%	–2.65%	24.38%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$61.6	$65.9	$94.1	$67.3	$90.5

Ratios to average daily net assets:

Expenses	1.19%	1.19%	1.20%	1.21%	1.21%

Net investment income (loss)	2.19%	1.78%	0.80%	1.61%	1.55%

Portfolio turnover rate	52%	52%	46%	93%	78%

(a)	Calculation based on average shares outstanding.
(b)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(c)	Does not reflect sales charges, which would reduce return.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,
Per Share Operating Data:	2023	2022	2021	2020	2019
Net asset value, beginning of year	$47.96	$65.85	$53.88	$56.56	$49.33

Income (loss) from investment operations:

Net investment income (loss)(a)	0.75	0.63	0.07	0.41	0.44
Net realized and unrealized gain (loss)	3.83	(17.57)	13.60	(2.37)	11.09

Total from investment operations	4.58	(16.94)	13.67	(1.96)	11.53

Less dividends and distributions to shareholders from:

Net investment income	(0.85)	(0.45)	(1.70)	(0.27)	(1.78)
Net realized gain	—	—	—	(0.45)	(2.52)
Tax return of capital	(0.16)	(0.50)	—	—	—

Total dividends and distributions to shareholders	(1.01)	(0.95)	(1.70)	(0.72)	(4.30)

Net increase (decrease) in net asset value	3.57	(17.89)	11.97	(2.68)	7.23

Net asset value, end of year	$51.53	$47.96	$65.85	$53.88	$56.56

Total return(b)(c)	9.69%	–25.79%	25.57%	–3.31%	23.59%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$ 8.8	$ 9.1	$ 11.8	$ 9.0	$ 24.5

Ratios to average daily net assets:

Expenses	1.84%	1.84%	1.85%	1.86%	1.86%

Net investment income (loss)	1.54%	1.16%	0.11%	0.84%	0.79%

Portfolio turnover rate	52%	52%	46%	93%	78%

(a)	Calculation based on average shares outstanding.
(b)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(c)	Does not reflect sales charges, which would reduce return.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,
Per Share Operating Data:	2023	2022	2021	2020	2019
Net asset value, beginning of year	$ 48.40	$ 66.48	$ 54.35	$ 57.16	$ 49.87

Income (loss) from investment operations:

Net investment income (loss)(a)	1.23	1.16	0.73	0.96	1.06
Net realized and unrealized gain (loss)	3.86	(17.78)	13.66	(2.46)	11.15

Total from investment operations	5.09	(16.62)	14.39	(1.50)	12.21

Less dividends and distributions to shareholders from:

Net investment income	(1.32)	(0.96)	(2.26)	(0.86)	(2.40)
Net realized gain	—	—	—	(0.45)	(2.52)
Tax return of capital	(0.16)	(0.50)	—	—	—

Total dividends and distributions to shareholders	(1.48)	(1.46)	(2.26)	(1.31)	(4.92)

Net increase (decrease) in net asset value	3.61	(18.08)	12.13	(2.81)	7.29

Net asset value, end of year	$ 52.01	$ 48.40	$ 66.48	$ 54.35	$ 57.16

Total return(b)	10.73%	–25.08%	26.75%	–2.36%	24.78%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$1,582.5	$1,573.7	$2,058.4	$1,182.8	$1,403.3

Ratios to average daily net assets:

Expenses (before expense reduction)	0.92%	0.92%	0.92%	0.93%	0.93%

Expenses (net of expense reduction)	0.90%	0.90%	0.90%	0.90%	0.90%

Net investment income (loss) (before expense reduction)	2.48%	2.08%	1.16%	1.89%	1.82%

Net investment income (loss) (net of expense reduction)	2.50%	2.10%	1.18%	1.92%	1.85%

Portfolio turnover rate	52%	52%	46%	93%	78%

(a)	Calculation based on average shares outstanding.
(b)	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class R
	For the Year Ended December 31,
Per Share Operating Data:	2023	2022	2021	2020	2019
Net asset value, beginning of year	$48.52	$66.60	$54.49	$57.31	$50.00

Income (loss) from investment operations:

Net investment income (loss)(a)	1.04	0.90	0.28	0.74	0.85
Net realized and unrealized gain (loss)	3.85	(17.78)	13.87	(2.48)	11.13

Total from investment operations	4.89	(16.88)	14.15	(1.74)	11.98

Less dividends and distributions to shareholders from:

Net investment income	(1.12)	(0.70)	(2.04)	(0.63)	(2.15)
Net realized gain	—	—	—	(0.45)	(2.52)
Tax return of capital	(0.16)	(0.50)	—	—	—

Total dividends and distributions to shareholders	(1.28)	(1.20)	(2.04)	(1.08)	(4.67)

Net increase (decrease) in net asset value	3.61	(18.08)	12.11	(2.82)	7.31

Net asset value, end of year	$52.13	$48.52	$66.60	$54.49	$57.31

Total return(b)	10.25%	–25.42%	26.20%	–2.82%	24.21%

Ratios/Supplemental Data:

Net assets, end of year (in 000s)	$1,425.2	$1,041.1	$1,621.4	$431.0	$464.7

Ratios to average daily net assets:

Expenses	1.34%	1.34%	1.35%	1.36%	1.36%

Net investment income (loss)	2.12%	1.62%	0.45%	1.48%	1.49%

Portfolio turnover rate	52%	52%	46%	93%	78%

(a)	Calculation based on average shares outstanding.
(b)	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
	For the Year Ended December 31,
Per Share Operating Data:	2023	2022	2021	2020	2019
Net asset value, beginning of year	$48.41	$66.49	$54.35	$57.17	$49.88

Income (loss) from investment operations:

Net investment income (loss)(a)	1.28	1.21	0.69	1.00	1.13
Net realized and unrealized gain (loss)	3.84	(17.80)	13.74	(2.49)	11.11

Total from investment operations	5.12	(16.59)	14.43	(1.49)	12.24

Less dividends and distributions to shareholders from:

Net investment income	(1.35)	(0.99)	(2.29)	(0.88)	(2.43)
Net realized gain	—	—	—	(0.45)	(2.52)
Tax return of capital	(0.16)	(0.50)	—	—	—

Total dividends and distributions to shareholders	(1.51)	(1.49)	(2.29)	(1.33)	(4.95)

Net increase (decrease) in net asset value	3.61	(18.08)	12.14	(2.82)	7.29

Net asset value, end of year	$52.02	$48.41	$66.49	$54.35	$57.17

Total return(b)	10.79%	–25.04%	26.82%	–2.33%	24.82%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$173.2	$137.4	$86.2	$58.4	$53.7

Ratios to average daily net assets:

Expenses	0.84%	0.84%	0.85%	0.86%	0.86%

Net investment income (loss)	2.61%	2.26%	1.13%	2.00%	1.98%

Portfolio turnover rate	52%	52%	46%	93%	78%

(a)	Calculation based on average shares outstanding.
(b)	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Global Realty Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on February 14, 1997 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The Fund’s investment objective is total return through investment in global real estate equity securities. The authorized shares of the Fund are divided into six classes designated Class A, C, F, I, R and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares are currently not available for purchase.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Board of Directors has designated the investment advisor as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment advisor is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stock—Real Estate:
United States	$1,130,699,422	$—	$7,432,837	(a)	$1,138,132,259
Other Countries	667,356,202	—	—		667,356,202
Short-Term Investments	—	11,657,675	—		11,657,675

Total Investments in Securities(b)	$1,798,055,624	$11,657,675	$7,432,837		$1,817,146,136

(a)	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.
(b)	Portfolio holdings are disclosed individually on the Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock— Real Estate— United States— Industrials
Balance as of December 31, 2022	$6,442,977
Change in unrealized appreciation (depreciation)	989,860

Balance as of December 31, 2023	$7,432,837

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The change in unrealized appreciation (depreciation) attributable to securities owned on December 31, 2023 which were valued using significant unobservable inputs (Level 3) amounted to $989,860.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at December 31, 2023	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(a)
Common Stock— United States— Real Estate— Industrials	$7,432,837	Market Comparable Companies	Enterprise Value/ EBITDA(b) Multiple	21.1x	Increase

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of year end. A decrease to the unobservable input.

(b)	Earnings Before Interest, Taxes, Depreciation and Amortization.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2023, a portion of the dividends has been reclassified to distributions from tax return of capital.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2023, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund.

For the year ended December 31, 2023 and through June 30, 2025, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses), do not exceed 1.25% for Class A shares, 1.90% for Class C shares, 0.90% for Class I shares, 1.40% for Class R shares and 0.90% for Class Z shares. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the year ended December 31, 2023, fees waived and/or expenses reimbursed totaled $250,554.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund’s investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily net assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the average daily net assets of the Fund. For the year ended December 31, 2023, the Fund incurred $708,635 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a maximum contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended December 31, 2023, the Fund has been advised that the distributor received $2,403, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $1,780 of CDSC relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on this class are used by the distributor to defray its expenses related to

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

providing distribution-related services to the Fund in connection with the sale of this class, including payments to dealers and other financial intermediaries for selling this class. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $12,633 for the year ended December 31, 2023.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2023, totaled $907,463,697 and $985,417,719, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2023	2022
Ordinary income	$46,588,389	$35,338,191
Tax return of capital	5,735,275	18,330,956

Total dividends and distributions	$52,323,664	$53,669,147

As of December 31, 2023, the tax basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$1,628,323,630

Gross unrealized appreciation on investments	$233,828,029
Gross unrealized depreciation on investments	(44,978,248)

Net unrealized appreciation (depreciation) on investments	$188,849,781

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of December 31, 2023, the Fund has a net capital loss carryforward of $265,586,523 which may be used to offset future capital gains. The loss is comprised of $114,982,345 of short-term capital loss carryover and $150,604,178 of long-term capital loss carryover, which under current federal income tax rules, may offset capital gains recognized in any future period.

As of December 31, 2023, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities, certain REIT dividends and unrealized gain on passive foreign investment companies and permanent book/tax differences primarily attributable to prior year adjustments. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $238,041 and total distributable earnings/(accumulated loss) was credited $238,041. Net assets were not affected by this reclassification.

Note 5. Capital Stock

The Fund is authorized to issue 400 million shares of capital stock, at a par value of $0.001 per share, classified in six classes as follows: 50 million of Class A capital stock, 50 million of Class C capital stock, 50 million of Class F capital stock, 150 million of Class I capital stock, 50 million of Class R capital stock and 50 million of Class Z capital stock. Class F shares are currently not available for purchase. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. With the exception of Class C shares held through certain intermediaries, Class C shares will automatically convert into Class A shares on a monthly basis approximately eight years after the original date of purchase. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class A:
Sold	321,296	$15,719,382	420,083	$22,900,374
Issued as reinvestment of dividends and distributions	27,359	1,335,516	30,557	1,545,039
Redeemed	(527,505)	(25,919,100)	(504,506)	(26,487,991)

Net increase (decrease)	(178,850)	$(8,864,202)	(53,866)	$(2,042,578)

Class C:
Sold	33,677	$1,664,986	69,377	$3,752,088
Issued as reinvestment of dividends and distributions	3,403	165,471	3,177	159,536
Redeemed	(56,603)	(2,764,239)	(62,724)	(3,369,988)

Net increase (decrease)	(19,523)	$(933,782)	9,830	$541,636

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount

Class I:
Sold	8,225,417	$402,444,511	12,230,355	$674,094,346
Issued as reinvestment of dividends and distributions	863,923	42,389,633	889,676	45,176,806
Redeemed	(11,174,680)	(541,689,057)	(11,570,109)	(617,961,449)

Net increase (decrease)	(2,085,340)	$(96,854,913)	1,549,922	$101,309,703

Class R:
Sold	7,001	$348,886	1,399	$79,418
Issued as reinvestment of dividends and distributions	643	31,621	524	26,709
Redeemed	(1,760)	(90,070)	(4,813)	(260,893)

Net increase (decrease)	5,884	$290,437	(2,890)	$(154,766)

Class Z:
Sold	869,872	$41,851,629	1,760,946	$94,602,160
Issued as reinvestment of dividends and distributions	77,985	3,826,499	50,710	2,551,674
Redeemed	(457,601)	(22,477,196)	(269,317)	(14,997,709)

Net increase (decrease)	490,256	$23,200,932	1,542,339	$82,156,125

Note 6. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Real Estate Market Risk: Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Foreign Currency and Currency Hedging Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various instruments that are designed to hedge the Fund’s foreign currency risks.

If the Fund were to utilize derivatives for the purpose of hedging foreign currency risks, it would be subject to risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics or pandemics, such as that caused by COVID-19, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and may continue to contribute to, market volatility, inflation and systemic economic weakness. COVID-19 and efforts to contain its spread may also exacerbate other pre-existing political, social, economic, market and financial risks. In addition, the U.S. government and other central banks across Europe, Asia, and elsewhere announced and/or adopted economic relief packages in response to COVID-19. The end of any such program could cause market downturns, disruptions and volatility, particularly if markets view the ending as premature. The U.S. federal government ended the COVID-19 public emergency declaration on May 11, 2023, however, the effects of the COVID-19 pandemic are expected to continue and the risk that new variants of COVID-19 may emerge remains. Therefore the economic outlook, particularly for certain industries and businesses, remains inherently uncertain.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit). An agreement between the UK and the EU governing their future trade relationship

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

became effective January 1, 2021. Brexit has resulted in volatility in European and global markets and could have potentially significant negative long-term impacts on financial markets in the UK and throughout Europe.

On February 24, 2022, Russia launched a large-scale invasion of Ukraine significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity. Ongoing conflicts in the Middle East could have similar negative impacts. To the extent the Fund has exposure to the energy sector, the Fund may be especially susceptible to these risks. Furthermore, in March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system. These disruptions may also make it difficult to value the Fund’s portfolio investments and cause certain of the Fund’s investments to become illiquid. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission’s (SEC) final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition to Rule 18f-4, which governs the way derivatives are used by registered investment companies, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. The Fund and the instruments in which it invests may be subject to new or additional regulatory constraints in the future. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. New Accounting Pronouncements and Regulations

On October 26, 2022, the SEC adopted rule and form amendments which require open-end mutual funds to transmit streamlined annual and semi-annual reports to shareholders that highlight key information to investors. In connection with these amendments, certain information that was previously disclosed in fund shareholder reports will instead be made available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024, and will have no effect on the Funds’ accounting policies or financial statements.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2023 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Global Realty Shares, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Global Realty Shares, Inc. (the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent, issuer of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 22, 2024

We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

(The following pages are unaudited)

TAX INFORMATION—2023

For the calendar year ended December 31, 2023, for individual taxpayers, the Fund designates $14,076,559 as qualified dividend income eligible for reduced tax rates and $25,007,248 as qualified business income. In addition, for corporate taxpayers, 0.22% of the ordinary dividends paid qualified for the dividends received deduction (DRD).

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the U.S. Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth(1)	Position(s) Held With Fund	Term of Office(2)	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(3)

Interested Directors(4)

Joseph M. Harvey 1963	Director, Chair	Until Next Election of Directors	Chief Executive Officer since 2022 and President since 2003 of Cohen & Steers Capital Management, Inc. (CSCM), and Chief Executive Officer since 2022 and President since 2004 of Cohen & Steers, Inc. (CNS). Chief Investment Officer of CSCM from 2003 to 2019. Prior to that, Senior Vice President and Director of Investment Research of CSCM.	20	Since 2014

Adam M. Derechin 1964	Director	Until Next Election of Directors	Chief Operating Officer of CSCM since 2003 and CNS since 2004. President and Chief Executive Officer of the Funds from 2005 to 2021.	20	Since 2021

Independent Directors

Michael G. Clark 1965	Director	Until Next Election of Directors	CFA; From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	20	Since 2011

(table continued on next page)

COHEN & STEERS GLOBAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address and Year of Birth(1)	Position(s) Held With Fund	Term of Office(2)	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(3)

George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	20	Since 1993

Dean A. Junkans 1959	Director	Until Next Election of Directors	CFA; Advisor to SigFig (a registered investment advisor) from July 2018 to July 2022; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; former Member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; former Adjunct Professor and Executive-In-Residence, Bethel University, 2015 to 2022; former Board Member and Investment Committee Member, Bethel University Foundation, 2010 to 2022; former Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; former Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	20	Since 2015

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COHEN & STEERS GLOBAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address and Year of Birth(1)	Position(s) Held With Fund	Term of Office(2)	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(3)

Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; Member, PICPA Board of Directors from 2012 to 2016; Member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; Member, Board of Trustees of AICPA Foundation from 2015 to 2020; Board Member and Audit Committee Chairman of inTEST Corporation since 2020; Chairman of the Advisory Board of Centri Consulting LLC since 2022.	20	Since 2015

Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA- CREF, from 2008 to 2011; President, Bank of America Private Bank from 2005 to 2008; Executive Vice President, Fleet Private Clients Group, from 2003 to 2004.	20	Since 2015

(table continued on next page)

COHEN & STEERS GLOBAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address and Year of Birth(1)	Position(s) Held With Fund	Term of Office(2)	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(3)

Daphne L. Richards 1966	Director	Until Next Election of Directors	President and CIO of Ledge Harbor Management since 2016; Investment Committee Member of the Berkshire Taconic Community Foundation since 2015; Member of the Advisory Board of Northeast Dutchess Fund since 2016; former Independent Director of Cartica Management, LLC, 2015 to 2022; formerly worked at Bessemer Trust Company from 1999 to 2014; Frank Russell Company from 1996 to 1999; Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; Hambros International Venture Capital Fund from 1988 to 1989.	20	Since 2017

(table continued on next page)

COHEN & STEERS GLOBAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address and Year of Birth(1)	Position(s) Held With Fund	Term of Office(2)	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(3)

Ramona Rogers-Windsor 1960	Director	Until Next Election of Directors	CFA; Member, Capital Southwest Board of Directors since 2021; Member, Thomas Jefferson University Board of Trustees since 2020; and its insurance subsidiary board, Partners Insurance Company, Inc., since 2023; Managing Director, Public Investments Department, Northwestern Mutual Investment Management Company, LLC from 2012 to 2019; former Member, Milwaukee Film, LLC Board of Directors from 2016 to 2019.	20	Since 2021

(1)	The address for each Director is 1166 Avenue of the Americas, 30th Floor, New York, NY 10036.
(2)	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
(3)	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers Fund Complex.
(4)	“Interested persons,” as defined in the 1940 Act, on the basis of their affiliation with the Advisor (Interested Directors).

COHEN & STEERS GLOBAL REALTY SHARES, INC.

The officers of the Fund (other than Mr. Harvey, whose biography is provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth(1)	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served(2)

James Giallanza 1966	President and Chief Executive Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Albert Laskaj 1977	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2015.	Since 2015

Dana A. DeVivo 1981	Secretary and Chief Legal Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2013.	Since 2015

Stephen Murphy 1966	Chief Compliance Officer and Vice President	Senior Vice President of CSCM since 2019. Prior to that, Managing Director at Mirae Asset Securities (USA) Inc. since 2017.	Since 2019

Jon Cheigh 1972	Vice President	Chief Investment Officer of CSCM since October 2019 and Executive Vice President of CSCM since 2012. Prior to that, Senior Vice President of CSCM since 2007.	Since 2007

(1)	The address of each officer is 1166 Avenue of the Americas, 30th Floor, New York, NY 10036.
(2)

Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800-330-7348

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director, Chair and Vice President

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer

and Vice President

Jon Cheigh

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, NY 10036

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114-2016

Transfer Agent

SS&C GIDS, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

1166 Avenue of the Americas, 30th Floor

New York, NY 10036

NASDAQ Symbol:	Class A—CSFAX
Class C—CSFCX
Class F—GRSFX*
Class I—CSSPX
Class R—GRSRX
Class Z—CSFZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Global Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class F shares are currently not available for purchase.

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Annual Report December 31, 2023

Cohen & Steers

Global Realty

Shares

The U.S. Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund’s new, streamlined shareholder reports will be mailed to you beginning in August 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, you can call (800) 330-7348.

CSFAXAR

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR (the “Code of Ethics”) that applies to its Principal Executive Officer and Principal Financial Officer. The Code of Ethics was in effect during the reporting period. In December 2023, the Registrant amended the Code of Ethics to make immaterial stylistic updates. The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics, as described in Form N-CSR, during the reporting period. A current copy of the Code of Ethics is available on the Registrant’s website at https://assets.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 1166 Avenue of the Americas, 30th Floor, New York, NY 10036.

Item 3. Audit Committee Financial Expert.

The Registrant’s board has determined that Gerald J. Maginnis qualifies as an audit committee financial expert based on his years of experience in the public accounting profession. The Registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. The Registrant’s board has determined that Ramona Rogers-Windsor qualifies as an audit committee financial expert based on her years of experience in the investment management and financial services industry. Each of Messrs. Clark and Maginnis and Ms. Rogers-Windsor is a member of the board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the Registrant for the last two fiscal years ended December 31, 2023 and December 31, 2022 for professional services rendered by the Registrant’s principal accountant were as follows:

	2023	2022
Audit Fees	$49,560	$48,351
Audit-Related Fees	$0	$0
Tax Fees	$6,253	$6,100
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns.

(e)(1) The audit committee is required to pre-approve audit and non-audit services performed for the Registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the Registrant’s principal accountant for the Registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant, if the engagement for services relates directly to the operations and financial reporting of the Registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the Registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the Registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2023 and December 31, 2022, the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant and for non-audit services rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant were:

	2023	2022
Registrant	$6,253	$6,100
Investment Advisor	$0	$0

(h) The Registrant’s audit committee considered whether the provision of non-audit services that were rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	March 1, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date: March 1, 2024